Exhibit (10)(d)








                                                   SERVICE AGREEMENT
                                                         between
                                      TRANSCONTINENTAL GAS PIPE LINE CORPORATION
                                                           and
                                               SOUTH JERSEY GAS COMPANY
                                        SERVICE AGREEMENT UNDER RATE SCHEDULE
                                        GSS


                          THIS AGREEMENT entered into this first day of October,
                     1993, by and between TRANSCONTINENTAL GAS PIPE LINE CORPORATION, a Delaware corporation, hereinafter referred to as."Seller", first party., and SOUTH JERSEY GAS COMPANY, a New Jersey corporation, hereinafter referred to as "Buyer", second party,

                                                   W I T N E S S E T H:

                           WHEREAS, Buyer desires to purchase and Seller desires
                     to sell natural gas storage service under Seller's Rate Schedule GSS as set forth herein; and

                           WHEREAS,  Seller  and  Consolidated  Natural  Gas
                     Transmission   Corporation
                     ("CNG") have entered into an agreement providing for underground natural gas storage service by CNG for Seller; and

                           WHEREAS, pursuant to the terms of  the  Joint
                     Stipulation approved by the Commission's order dated July 16, 1993 in Docket Nos. RS92-86-003, RP92-108-000,
                     and RP92-137-000 which amended Seller's certificate in Docket No. CP61-194, Seller and Buyer agree to a twenty year contract term for the Storage Demand Quantity and Storage Capacity Quantity set forth in Article I hereof;

                           NOW THEREFORE, Seller and Buyer agree as follows:


                                                         ARTICLE I
                                                  SERVICE TO BE RENDERED

                           Subject to the terms and provisions of this agreement
                     and of Seller's Rate Schedule GSS, Seller agrees to receive from Buyer for storage, inject into storage
                     for Buyer's    account, store, withdraw  from  storage
                     (or  cause  to  be
                     injected into storage for Buyer's account, stored, and withdrawn from storage) and deliver to Buyer, quantities of natural gas as follows:

                                        To  withdraw  from  storage  or  cause
                                  to  be  withdrawn   from
                                  storage, the gas stored for Buyer's account up to a maximum quantity in any day of 14,347 Mcf, which quantity shall be Buyer's Storage Demand.

                                        To receive and store or  cause  to  be
                                  stored up to a total quantity at any one time of 740,965 Mcf, which quantity shall be Buyer's Storage Capacity Quantity.


                                                         ARTICLE II
                                                      POINT OF DELIVERY

                            The Point or Points of Delivery for all natural gas
                      delivered by  Seller  to
                      Buyer under this agreement shall be at or near:

                      (1) Harmony Road Meter Station, located adjacent to Seller's Woodbury line, northwesterly of the
                            junction  of  said  line  and  Harmony  Road,   East
                            Greenwich Township, Gloucester County, New Jersey.

                      (2) Lawnside Meter-Station, located adjacent to Seller's Trenton-Woodbury line near the New Jersey Turnpike and the boundary line between the Boroughs of Barrington and Lawnside, Camden County, New Jersey.






                                                               2

                                           SERVICE AGREEMENT UNDER RATE SCHEDULE
                                                          GSS
                                                          (Continued)


                                                          ARTICLE II
                                                       POINT OF DELIVERY
                                                          (Continued)

                        (3)   Prospect Meter Station,  located adjacent t    0
                              Seller's   Woodbury    line,
                              southerly of U. S. Highway No. 130 in Logan Township, Gloucester County, New Jersey-

                        (4)   Woodbury  Meter  Station,  located  adjacent   to
                              Seller's   Woodbury   line,
                              Southwesterly  of  the  junction  of  Highland
                              Road  and  Egg   Harbor   Road,
                              Deptford Township, Gloucester County, New Jersey.

                        (5) Shell Meter Station, located at approximately milepost 12.49 on Seller's Woodbury line in Gloucester Countys New Jersey.

                        (6) West Deptford meter Station, located in the Mid-Atlantic Industrial Park area of West Deptford Township, Gloucester County, New Jersey.


                                                           ARTICLE III
                                                        DELIVERY PRESSURE

                              Seller shall deliver natural gas to Buyer  at
                        the Point(s) of Delivery at a pressure(s) of: not less than two hundred (200) pounds per square inch gauge, or at such other pressures as may be agreed upon in the day-to_day operations of Buyer and Seller.


                                                            ARTICLE IV
                                                        TERM OF AGREEMENT

                              This agreement shall be ef f ective October 1,
                        1993 and shall remain in force and effect through March 31, 2013.


                                                            ARTICLE V
                                                     RATE SCHEDULE AND PRICE

                              Buyer  shall  pay  Seller  for  natural  gas
                        service  rendered  hereunder   in
                        accordance with Seller'B Rate Schedule GSS and the applicable provisions of the General Terms and Conditions of Seller's FERC Gas Tariff as filed with the Federal Energy Regulatory Commission, and
                        as  the  same  may   be   amended   or
                        superseded from time to time at the initiative of either party.

                        Such   rate schedule and General  Terms  and  Conditions
                        are  by this  reference  made  a  part hereof.


                                                            ARTICLE VI
                                                           MISCELLANEOUS

                              1. The subject headings of the Articles of this agreement are inserted for the purpose of convenient reference and are not intended to be a part of this agreement nor to be-considered in any interpretation of the same.







                                                                  3

                                          SERVICE AGREEMENT UNDER RATE SCHEDULE
                                                         GSS
                                                         (Continued)



                                                          ARTICLE VI
                                                        MISCELLANEOUS
                                                          (Continued)


                             2. This agreement supersedes and cancels as of the ef f ective date hereof the following contract:

                                   None.  Service Agreement  dated  April  13,
                                   1972  expired  on  April  1, 1992.

                             3. No waiver by either party of any one or more defaults by the other in the performance of any provisions of this agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like or different character.

                             4.    This  agreement  shall  be  interpreted,
                                   performed  and   enforced   in
                      accordance with the laws of the State of New Jersey.

                             5. This agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns.


                            IN WITNESS WHEREOF, the  parties  hereto  have
                      caused  this  agreement  to  be signed  by  their
                      respective  Presidents  or Vice  Presidents      thereunto
                      duly authorized and have caused their respective corporate
                      seals to  be   hereunto
                      af fixed and attested by their respective Secretaries or
                      Assistant  Secretaries   the
                      day and year above written.



        ATTEST:
        TRANSCONTINENTAL GAS PIPE LINE CORPORATION

                                            [SEAL]


        By
                                            Secretary
        Thomas E. Skains         (Seller)
        Senior Vice President
        Transportation and Customer Services


        ATTEST:
        SOUTH JERSEY GAS COMPANY




        By                                  Secretary
        William C. Bingham
        Senior Vice President
        Gas Supply



                                                                 4